UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2013

ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
(Former name or former address, if changed since last report.)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.         Submission of Matters to a Vote of Security Holders.
On May 16, 2013, Altria Group, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). There were 1,736,683,623 shares of common stock of the Company represented in person or by proxy at the meeting, constituting 86.46% of outstanding shares on March 25, 2013, the record date for the Annual Meeting. The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:
Proposal 1:         To Elect Eleven* Directors of the Company.

Name	For	Against	Abstain	Broker Non-Vote
Gerald L. Baliles	1,251,194,558	27,036,088	5,064,986	453,369,443
Martin J. Barrington	1,248,646,130	26,640,557	8,009,144	453,369,443
John T. Casteen III	1,194,256,752	84,247,346	4,791,734	453,369,443
Dinyar S. Devitre	1,265,996,313	12,351,651	4,947,867	453,369,443
Thomas F. Farrell II	1,256,326,285	22,142,489	4,845,205	453,369,443
Thomas W. Jones	1,246,508,454	32,078,964	4,726,762	453,369,443
Debra J. Kelly-Ennis	1,269,799,800	8,968,753	4,545,626	453,369,443
W. Leo Kiely III	1,256,208,532	22,258,638	4,847,010	453,369,443
Kathryn B. McQuade	1,267,600,274	11,160,015	4,553,890	453,369,443
George Muñoz	1,266,253,568	12,252,780	4,807,831	453,369,443
Nabil Y. Sakkab	1,265,947,416	12,444,029	4,922,724	453,369,443
All director nominees were duly elected.

*
As previously reported, in connection with Dr. Elizabeth E. Bailey’s retirement effective on the date of the Annual Meeting, the Board of Directors of the Company (the “Board”) amended Article II, Section 2 of the Amended and Restated By-Laws, filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K filed on February 26, 2013, in order to decrease the size of the Board from twelve (12) to eleven (11) directors, effective on the date of the Annual Meeting.

Proposal 2:	Ratification of the Selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2013.

For	Against	Abstain
1,709,140,659	21,705,363	5,837,601
The selection of Independent Registered Public Accounting Firm was ratified.
Proposal 3:         Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
1,216,322,678	55,333,533	11,657,969	453,369,443
The proposal was approved on an advisory basis.
Proposal 4:         Shareholder Proposal - Disclosure of Lobbying Policies and Practices.

For	Against	Abstain	Broker Non-Vote
264,468,781	947,237,847	71,606,196	453,369,443
The proposal was defeated.

Item 7.01.         Regulation FD Disclosure.
In connection with the Annual Meeting, the Company issued a press release on May 16, 2013, in which the Company, among other things, reaffirmed guidance for 2013. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 to this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits

99.1	Altria Group, Inc. Press Release, dated May 16, 2013 (furnished pursuant to Item 7.01)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Corporate Secretary and Senior Assistant General Counsel
DATE: May 16, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Altria Group, Inc. Press Release, dated May 16, 2013 (furnished pursuant to Item 7.01)

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